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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
____________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
PATRICK INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

www.investorvote.com/PATK Step 1: Go to www.investorvote.com/PATK. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PATK or scan the QR code — login details are located in the shaded bar below. Annual Shareholder Meeting Notice 044DDB Important Notice Regarding the Availability of Proxy Materials for the PATRICK INDUSTRIES, INC. Annual Meeting of Shareholders to be Held on May 15, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Annual Report to Shareholders and 2025 Proxy Statement are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 1, 2025 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PATK. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Patrick Industries, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 1, 2025. PATRICK INDUSTRIES, INC. Annual Meeting of Shareholders will be held on May 15, 2025 at 10:00 A.M. ET, virtually via the Internet at meetnow.global/MY9UDQU. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4 and 1 YEAR on Proposal 5. 1. To elect nine directors to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders. 01 - Blake W. Augsburger 02 - Natalie A. Brown 03 - Joseph M. Cerulli 04 - Todd M. Cleveland 05 - John A. Forbes 06 - Michael A. Kitson 07 - Andy L. Nemeth 08 - Denis G. Suggs 09 - M. Scott Welch 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025. 3. To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2024. 4. To amend our Articles of Incorporation to increase the number of authorized shares of common stock without par value, from 40,000,000 to 60,000,000. 5. To recommend, in an advisory and non-binding vote, the frequency of shareholder votes on executive compensation (a “Say-on-Frequency” vote). 6. To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Annual Shareholder Meeting Notice